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                                 EXHIBIT 10.17


                               FIRST AMENDMENT TO
                  CREDIT AGREEMENT AND RELATED LOAN DOCUMENTS


                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND RELATED LOAN DOCUMENTS (the "Amendment") is made and dated as of the __ day of November, 1997, by and among SANWA BANK CALIFORNIA ("Sanwa"), MELLON BANK, N.A., BANKBOSTON, N.A., formerly known as The First National Bank of Boston, as the Lenders under the Credit Agreement referred to below (and as the term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, in its capacity as Agent for the Lenders from time to time party to the Credit Agreement, and MERCURY AIR GROUP, INC., a New York corporation (the "Company").

                                    RECITALS

                  A. Pursuant to that certain Credit Agreement dated as of March 14, 1997, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

                  B. The Company, the Agent and the Lenders have agreed to amend the Credit Agreement in certain respects as set forth more particularly herein.

                  NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

         1. Modification of Certain Negative Covenants. To reflect the agreement of the parties to amend certain of the negative covenants set forth in the Credit Agreement to restrict the payment of certain dividends and to increase permitted stock repurchases and redemptions, effective as of the Effective Date (as defined in Paragraph 3 below):

                  (a) Paragraph 12(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

                         "12(e) Payment of Dividends. Declare or pay any
dividends upon its shares of stock now or hereafter outstanding or make any distribution of assets to its stockholders as such, whether in cash, property or securities, except dividends payable in shares of capital stock and cash in lieu of fractional shares or in options, warrants or other rights to purchase shares of capital stock."


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                  (b) Paragraph 12(f) of the Credit Agreement is hereby amended to delete the dollar amount "$1,000,000.00" appearing therein and to replace the same with the dollar amount "$3,000,000.00".

         2. Reaffirmation of Guaranties. By executing this Amendment as provided below, each Guarantor acknowledges the provisions of this Amendment and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under the Credit Agreement as amended hereby shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of Guarantor or the rights of the Agent or the Lenders under the Guaranties or any other document or instrument made or given by Guarantor in connection therewith, (b) the term "Obligations" as used in the Guaranties includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby, and (c) each Guaranty remains in full force and effect.

         3. Effective Date. This Amendment shall be effective as of the date (the "Effective Date") that there has been delivered to the Agent (with sufficient copies for each of the Lenders) a copy of this Amendment, duly executed by each party hereto and acknowledged by each of the Guarantors.

         4. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

                  (a) The Company and each of the Guarantors has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and each of the Guarantors and constitutes the legal, valid and binding obligations of the Company and each of the Guarantors, enforceable against each of such Persons in accordance with its respective terms.

                  (b) At and as of the date of execution hereof and at and as of the Effective Date and both prior to and after giving effect hereto: (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

         5. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

         6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

MERCURY AIR GROUP, INC.,
a New York corporation



                                             By ___________________________
                                             Name _________________________
                                             Title ________________________


                                             SANWA BANK CALIFORNIA, as Agent and
                                             as a Lender



                                             By ___________________________
                                             Name _________________________
                                             Title ________________________


                                             MELLON BANK, N.A.



                                             By ___________________________
                                             Name _________________________
                                             Title ________________________


                                             BANKBOSTON, N.A.



                                             By ___________________________
                                             Name _________________________
                                             Title ________________________



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ACKNOWLEDGED AND AGREED TO as of the __ day of October, 1997:


EXCEL CARGO, INC.



By _________________________________
Name _______________________________
Title ______________________________


FLORACOOL, INC.



By _________________________________
Name _______________________________
Title ______________________________


HERMES AVIATION, INC.



By _________________________________
Name _______________________________
Title ______________________________


MAYTAG AIRCRAFT CORPORATION



By _________________________________
Name _______________________________
Title ______________________________



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MERCURY AIR CARGO, INC.



By _________________________________
Name _______________________________
Title ______________________________


VULCAN AVIATION, INC.



By _________________________________
Name _______________________________
Title ______________________________


WOFFORD FLYING SERVICE, INC.



By _________________________________
Name _______________________________
Title ______________________________




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